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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 File No. 333-2914, Form S-8 File No. 333-71340, Form S-3 File No. 333-57281, and on Form S-3 File No. 333-71342.

                                          ARTHUR ANDERSEN LLP

Dallas, Texas
April 1, 2002